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                                                                    EXHIBIT 10.6

                               RENTAL AGREEMENT
                               ----------------

                  Made and executed in Ra'anana, July 1, 1998


Between:        Meir Hakharoshet Investments and Trade Ltd.
         Private Company 51-163938-7
         Of 4 Hakharoshet St., Industrial Zone
         PO Box 2050, Ra'anana; fax: 09-915529
         (Hereinafter "THE LESSOR")

And:     Toptier Israel Ltd.
         Private Company 51-174364-3
         Of 11 Hasadna St., Industrial Zone, Ra'anana
         (Hereinafter "THE LESSEE")

WHEREAS The Lessor is the sole occupier and is entitled to be registered as the perpetual lessor of plot 31/1 in block 8981, at 4 Hakharoshet St., Ra'anana (hereinafter "THE PLOT");

AND WHEREAS The Lessor is establishing/has established on the Plot a building comprising several floors (hereinafter "THE BUILDING");

AND WHEREAS The Lessor wishes to let to the Lessees, by way of unprotected rental, and the Lessees wish to rent from the Lessors, by way of unprotected rental, an area on the 2/nd/ floor of the Building, and 2 parking places in the parking lot of the Building (when completed), as labeled on the diagram attached to this contract as APPENDIX A (hereinafter "THE PREMISES") for such period and time, and on such conditions, as detailed in this contract below;

         Accordingly, the Parties have declared, conditioned, and agreed as
         ------------------------------------------------------------------
follows:
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1.   PREAMBLE; APPENDICES
     --------------------
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1.1  The Preamble to this agreement constitutes an integral part thereof and is considered part of its conditions.

1.2 The appendices to this agreement attached thereto constitute an integral part of the agreement and of its conditions.

2.   NON-APPLICABILITY OF THE TENANT PROTECTION LAW
     ----------------------------------------------

2.1 It is agreed by the Parties that the Lessee has not paid, and has not undertaken to pay in any manner, and the Lessor has not received, and has not undertaken to receive in any manner, any key money and/or payment whatsoever on account of and/or in connection with and/or relating to the rental of the Premises, with the exception of the rental fees in accordance with this agreement.

2.2 It is agreed by the Parties that the Tenant Protection Act (Combined Version), 5732-1972, does not apply to this rental, and accordingly this rental is not protected. It is further agreed that any provisions of an alternative or analogous law to be enacted in the future with the purpose of protecting a tenant in a commercial building shall not apply to this agreement, and that the Lessee waives any claim in connection with the above.

3.   THE RENTAL
     ----------

3.1 The Lessor hereby lets the Premises to the Lessee, and the Lessee hereby rents the Premises from the Lessor, all in accordance with and subject to the provisions of this agreement.

3.2 The purpose of the rental is to pursue a business in the computer and software industry. The Lessor declares that the Building was properly constructed, and that there is no impediment to obtaining a business license by the Lessee for the purpose of the rental.

3.3 The Lessee hereby undertakes not to use the Premises for any purpose other than as detailed above without receiving the prior and

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written approval of the Lessor thereto, at the complete discretion of the
Lessor.

4.   RENTAL PERIOD
     -------------

4.1 The rental period is commencing from July 1, 1998 and through March 14, 2003 (hereinafter "THE RENTAL PERIOD.") The Rental Period is divided as follows:
(A) The initial period, during which the condition of the Premises shall be a shell only (i.e., without building works and adaptation) (hereinafter "the Shell Period;") and (B) the period after the adaptation of the Premises as stated in para. 8 below (hereinafter "the Adaptation Period.") The Shell Period and the Adaptation Period together constitute the Rental Period.

4.2 Notwithstanding the above, the Lessee shall be entitled to terminate the rental at any date, with prior notification of at least 90 days. If the Lessee terminated the rental prematurely as stated, the Lessee shall pay the Lessor compensation as follows:

(A) If the Lessee terminates the rental prior to the submission of plans for the adaptation of the Premises to meet its needs as stated in para. 6 - (1) If the termination of rental comes into effect prior to June 30, 1999, the compensation shall be 3 months' rental x $7,500 per month (in addition to payment of rental fees for the period of notification, viz. 90 days); (2) If the termination of rental comes into effect after June 30, 1999, the compensation shall be 2 months' rental x $9,000 per month (in addition to payment of rental fees for the period of notification, viz. 90 days). It is hereby clarified that the Lessor is entitled to undertake building works in the Premises as it shall see fit immediately on receiving notification of the termination of rental during the Shell Period. If the Lessor lets the Premises to a third party during the period between the granting of notification of termination and the end of the compensation period, the compensation shall be reduced by the amount paid by the alternative tenant for the compensation period.

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(B)  If the Lessee terminates the rental after submission of the plans for the adaptation of the Premises to meet its needs, - a total of $1,500 for each month remaining in the Rental Period - viz. from the date of termination of the rental and through March 14, 2003. If the Lessor lets the Premises to another during the period between the date of termination of the rental and March 14, 2003, the compensation shall be limited to the lower of the following: (A) The above-mentioned compensation; (B) The discrepancy between the rental fees paid by another lessee and the rental fees that should have been paid in accordance with this agreement (during the period between the date of termination of the rental and March 14, 2003), with the addition of expenses - up to a ceiling of $25,000
- actually incurred by the Lessor for the purpose of adapting the Premises to another lessee.

     Payment of compensation shall be every three months, in advance.

4.3 The Lessee has the right to extend the rental for an additional period of 3 years beyond March 14, 2003 (hereinafter "the Optional Period"), provided that it has notified the Lessor of the realization of this option not later than October 14, 2002. All the conditions of this agreement shall apply to the Optional Period, with the exception of the contents of paras. 4.2 and 4.3.

5.   RENTAL FEES
     -----------

     In return for the rental of the Premises, the Lessee shall pay the Lessor rental fees as detailed below:

5.1  The Shell Period - rental fees for each month of rental during the Shell
     ----------------
Period, through June 30, 1999, shall be in the amount of $7,500. Rental fees for each month of rental during the Shell Period after June 30, 1999, shall be in the amount of $9,000.

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5.2  The Adaptation Period - rental fees for each month of rental during the
     ---------------------
Adaptation Period shall be in the amount of $12,000.

5.3 Rental fees shall be linked to the representative exchange rate of the US dollar, with the addition of the US cost of living index.

5.4  Rental fees shall be paid every two months in advance.

5.5 Rental fees during the Optional Period (viz. from March 15, 2003) shall be increased in the proportion of 7.5% above the last rental fees for the period ending on March 14, 2003, shall be paid every 3 months in advance, and shall be linked to the representative exchange rate of the US dollar, with the addition of the cost of living index in the US.

5.6 Value Added Tax (hereinafter "VAT") shall be borne by the Lessee and paid thereby in accordance with the rate established by law at the time of payment. VAT shall be added to each payment of the rental fees, and shall be paid against a proper tax invoice, by a separate check for the 15/th/ day of the following month.

5.7 Rental fees do not include maintenance fees for the Building, the joint property, the plumbing, gardening, outside lighting, installation and maintenance of air-conditioning, subject to the content of para. 6.2. In return for the said maintenance services, the Lessee shall pay the Lessor the amount of $1,600 + VAT per month (calculated in accordance with $2 per square meter), which shall be linked and paid as stated in paras. 5.3 - 5.4, MUTATIS MUTANDIS. The maintenance fees shall be paid together with the rental fees, every two months in advance.

5.8 Notwithstanding the content of para. 5.7 above, the maintenance fees for the Shell Period shall be in the amount of $500 per month.

6.   ADAPTATION
     ----------

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6.1  The Lessee is not permitted to actions for the construction or adaptation of the Premises by itself. The Lessee is entitled to inform the Lessor at any time during the rental period of its desire that the Lessor adapt the Premises to meet the Lessee's needs, and shall submit to the Lessor all the plans for implementation of the said adaptation. The plans shall be prepared in coordination with the Lessor. The Lessor undertakes to implement the adaptation works as stated.

6.2 The program specifications and timetable shall be as similar as possible to the specifications and timetable for the adaptation of the Lessee's current office floor in the Building. Any addition above the specifications shall be at the Lessee' expense.

6.3 After receiving the plans, the Parties shall agree on the date of completion of the adaptation works. The Adaptation Period shall commence after the Lessor has completed the adaptation works as stated. In any case, the adaptation shall be completed within 4 months from the date of receipt of all the plans. If the Lessor is late in implementing the adaptation works, payment of the rental fees shall be halted pending completion of the adaptation, and the Lessor shall be liable to the compensation stated in para. 7.4 of the agreement dated December 5, 1997. A change in the plan, or force majeure - such as war, God forbid, closure of the Territories, etc. - shall cause delays in the implementation of the works accordingly.

6.4 If the Lessor shall not commence the adaptation works within 30 days from the date of receipt of all the plans, and/or shall not persist in the works in a reasonable manner, and/or shall not complete the works within 6 months from the date of receipt of the plans (subject to delays due to changes or force majeure), the Lessee shall be entitled to undertake the adaptation itself, and to deduct from the rental fees or from the compensation in accordance with para.
4.2 the amount actually expended on the implementation of the adaptation work.

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7.   TAXES AND EXPENSES
     ------------------

7.1 The Lessor shall bear the payment of property tax, insofar as this shall apply, on account of the Premises, and any other governmental tax that is and/or shall be imposed on the owners of properties.

7.2 All payments on account of municipal taxes (ARNONA), business tax, business license, sign levy for signs erected by the Lessee, electricity accounts (including electricity for air-conditioning), water, telephone, and all routine expenses for the possession and maintenance of the inside of the Premises (with the exception of the maintenance of the Building as stated in para. 5.7, and defects in the Building) shall be borne and paid by the Lessor, insofar as these relate to the duration of the rental period, and/or through the date on which the Lessee shall vacate the Premises and actually return them to the Lessor, whichever is the later.

8.   LESSOR'S DECLARATION AND UNDERTAKINGS
     -------------------------------------

     The Lessor hereby declares and undertakes as follows:

8.1 The Lessor's rights to the Premises are free of any debt and/or lien and/or mortgage and/or attachment and/or any other third party right, with the exception of a mortgage in favor of Bank Leumi Ltd.

8.2 There is no legal, contractual, or other impediment to the rental of the Premises in accordance with the conditions of this agreement, and for the purpose for which it is let.

8.3 The Building is intended to serve as a high-class building; the Lessor shall prevent use of the Building from businesses causing noise, odor, or any other nuisance liable to impair the image of the Building. For its part, the Lessee is aware of the existing uses in the Building as of the date of signing the agreement, and confirms that these are acceptable to it.

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8.4  To maintain the Building, including: To repair within 7 days any defect in the structure of the Premises due to defective construction, as well as repairs to water plumbing, electricity, air-conditioning, faulty materials, and sealing. If the Lessor fails to repair faults and defects as stated, and/or in urgent cases when it is impossible to contact a representative of the Lessor, the Lessee shall be entitled to implement the repair, and the Lessor shall reimburse its expenses in implementing the repair. The conditions of para. 14.1 shall apply, mutatis mutandis.

8.5 Insurance of the building of the Premises (including fire, earthquake, and water risks), excluding the Premises itself and the contents thereof, shall be made by the Lessor.

8.6 The Lessor shall make available facilities for the disposal of waste and refuse from the building as instructed by the Municipality.

9.   LESSEE'S DECLARATION
     --------------------

     The Lessee declares that it has viewed and examined the Premises, the Building, and the environs thereof, and has found these to be suitable for its needs, and it hereby waives any claim of defect, alternative, or unsuitability. The Lessee is aware that the Lessor intends - but is not obliged - to undertake additional works in and around the Building, and hereby waives any claim in connection with these works, provided that the Lessor shall do its best to ensure that the implementation of the said works shall not impede the reasonable use of the Premises.

10.  LESSEE'S UNDERTAKINGS
     ---------------------

     The Lessee hereby undertakes:

10.1 To secure all the permits required for the lawful pursuit of its business for the purpose of the rental as stated in para. 3.2, and which shall be paid for by the Lessee.

10.2 To meet and implement all the instructions of a law, regulation, order, or by-law relating to the maintenance and use of the Premises.

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10.3 Not to hang signs and/or notices on the front of the Premises and/or on the external wall of the Premises without the Lessor's prior and written consent.
The Lessee is aware that the signs in the Building are supposed to be uniform signs as determined by the Building architect, and in coordination with the Municipality of Ra'anana. The Lessee is responsible for obtaining a permit for its signs, and for payment of the sign levy.

10.4 Not to install air-conditioning or heating (internal or external) or any external facility on the Premises.

10.5 Not to undertake any change to the structure of the Premises without the Lessor's prior and written consent at its complete discretion. If the Lessee requests that an internal change be made to the Premises (or a change to the structure with the Lessor's agreement as stated above), the Lessee shall ensure, at its expense, the obtainment of all licenses and/or permits as necessary.

If the Lessor agrees to the implementation of changes as stated above, the Lessor shall sign any document required to obtain a license for the implementation of the said changes that shall be submitted thereto by the Lessee.

10.6 If the Lessee has received the Lessor's prior and written consent to the implementation of changes to the Premises, these changes shall be implemented at the Lessor's expense and liability. To prevent any doubt, the Lessee shall be liable for any damage of any type or kind that shall be caused to the Premises and/or to other lessees and/or to any person for the work entailed in the implementation of the said changes and/or during the course thereof, if any such damage is caused.

10.7 To restore the Premises to their previous state, in the same condition as delivered, with the exception of wear and tear deriving from

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reasonable use, and including the removal of all additions or changes as implemented by the Lessee, on the completion of the rental period, unless otherwise agreed with the Lessor.

10.8 To maintain the Premises in a proper condition, to use them in a fair and cautious manner, and to refrain from causing any damage to the Premises.

10.9 To ensure the cleanliness of the Premises and their immediate environs. The Lessee undertakes not to place scrap, crates, objects, chattels, or refuse outside the Premises. The Lessee shall bear the payment of any fines imposed by the municipal authorities and/or the state institutions, if any, on account of the breach of the provisions of this paragraph.

10.10 To repair any damage and/or defect (with the exception of wear and tear deriving from reasonable use) as shall be caused to the Premises by the Lessee, and/or by any person on its behalf, and/or by its visitors, clients, employees, workers, and/or any other person during the rental period. If the Lessee fails to comply with the conditions of this paragraph, the Lessor shall be entitled, without derogating from its right to any other remedy or relief, to implement the repairs at the Lessee's expense, and the Lessee hereby undertakes to pay the Lessor any amount incurred by the Lessor for the purpose of implementing the said repairs, against receipts to be presented to the Lessee by the Lessor for payments to implement said repairs.

10.11 To pay promptly all payments imposed thereon in accordance with this agreement. If it fails to make any payment, the Lessor shall be entitled to pay the said on the Lessee's account, and the Lessee shall reimburse the amount paid with the addition of interest as stated in para. 14.1.

                                      10
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10.12  To pay promptly the full rental fees for each rental period, whether the
Premises were used or not (subject to para. 4.2).

10.13 To insure the contents of the Premises and third party demands by insurance as customary. The Lessor shall be an insuree and/or an additional insuree in accordance with this policy. The insurance policies shall include a clause concerning waiver of the right of indemnification vis-a-vis the Lessor and its agents for damage caused thereby without malicious intent or gross negligence; a mutual liability clause; and a clause requiring the Lessee's insurance company to provide the Lessor with 60 days' notice in advance concerning the annulment of the insurance policy.

10.14 To permit the Lessor, or its representative, to enter the Premises in a reasonable manner and through prior arrangement with the Lessee, in order to examine the condition of the Premises and/or in order to execute repairs therein and/or in order to show the Premises to others. The Lessor shall be entitled to enter the Premises in coordination with the Lessee for the purpose of presenting it to potential lessees during the 6 months preceding the termination of the rental period, or after the delivery of notification regarding the termination of rental.

11.    TRANSFER OF RIGHTS
       ------------------

11.1 The Lessee hereby undertakes not to endorse or transfer or deliver or sell or let (including sub-let) or to lease any or all of its rights in accordance with this agreement to another or others, in any manner whatsoever, and not to endorse or transfer or deliver or sell or let or lease any or all of the Premises to another or others in any manner whatsoever without the prior consent of the Lessor. The Lessee hereby undertakes not to include another or others in the possession and/or operation and/or management of the Premises, and not to grant any other person or body possession and/or permission to use the Premises or any part thereof, whether as a permitted person, with or without remuneration, or in any other manner, all this without the prior authorization of the Lessor. The

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Lessor shall refuse to give its authorization in accordance with this paragraph only on reasonable grounds.

11.2 It is hereby agreed that the Lessor shall be entitled to transfer its rights in the Premises to a third party without requiring the consent of the Lessor, provided that the Lessor's rights in accordance with this agreement shall be maintained. The Lessee shall also be entitled to assign and/or attach to a third party its rights in accordance with this rental agreement.

12.    VACATING THE PREMISES
       ---------------------

12.1 The Lessor undertakes that immediately on the termination of the rental period or the Optional Period, as the case may be, or on the lawful nullification of this agreement for any reason whatsoever (hereinafter "THE DATE OF VACATING THE PREMISES,") it shall vacate the Premises and deliver possession thereof to the Lessor, when the Premises shall be free of any person or object belonging to the Lessor, clean and orderly, and in the condition in which it was received, with the exception of wear and tear deriving from reasonable use. The Premises shall be delivered to the Lessor after the removal by the Lessee and at its expenses of all the additions and/or changes added/implemented by the Lessee, unless otherwise agreed with the Lessor.

       To prevent any doubt, it is clarified that any object and/or equipment and/or accessories and/or stock not removed from the Premises by the Lessor by the termination of the rental period, and remaining in the Premises after they have been vacated by the Lessor, shall become the property of the Lessor, and the Lessee waives any claim and/or demand and/or suit on account thereof.

12.2 The Lessee undertakes that if it fails to vacate the Premises as stated in para. 12.1, it shall pay the Lessor an amount equal to twice (200%) the rental fees for the period between the Date of Vacating the Premises and the date they are actually vacated, for each month or any

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part thereof. The Lessee declares that this amount has been determined and agreed between the Parties as fixed and predetermined damages estimated by the Parties with consideration and in advance as the reasonable amount of damages caused to the Lessor pursuant to the failure to vacate the Premises by the set date.

       To prevent any doubt, the Lessee declares that the content of this paragraph shall not prejudice any right of the Lessor, including, and without derogating from the generality of the above, the Lessor's right to realize any security given thereto, and the Lessor's right to demand compliance with all the Lessee's undertakings in accordance with this agreement; and no payment whatsoever in accordance with this paragraph shall release the Lessee from the obligation to vacate the Premises.

12.3 The Lessee declares and undertakes that if it fails to vacate the Premises as stated in para. 12.1, the Lessor shall be entitled, in addition to the reliefs provided in accordance with para. 12.2 of this agreement and in accordance with any law, to demand from the Lessee any amounts, payments, taxes, liabilities, expenses, losses, and any other payment for the period between the Date of Vacating the Premises and the actual date of vacating, as if the rental period had continued - this without prejudicing the Lessee's obligation to vacate the Premises.

12.4 To prevent any doubt, the Lessee declares that the payment and/or receipt of damages in accordance with para. 12.2, and/or payments in accordance with para. 12.3 above, shall not create rental relations between the Parties regarding the period after the Date of Vacating the Premises.

13.    SECURITIES
       ----------

13.1 To ensure the payments of the rental fees and any other payment the Lessee is required to make in accordance with this agreement, including damages caused to the Premises due to unreasonable use by

                                      13
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the Lessee of the Premises, and to ensure that the Premises are promptly vacated by the Lessee, the Lessee shall deposit with the Lessor, within 10 days of the date of signing this agreement, an autonomous bank guarantee in an amount equal to the rental fees for six months.

13.2 The bank guarantee shall be returned to the Lessee after the termination of rental (insofar as it was not realized through that date), subject to the provision of all authorizations concerning the payment of all payments imposed on the Lessee in accordance with this agreement, compliance with the Lessee's remaining undertakings in accordance with this agreement, and inspection of the Premises. The Lessor shall realize the guarantee only after giving the Lessee advance warning of at least 10 days in writing.

14.    ARREARS IN PAYMENTS
       -------------------

14.1 If the Lessee is in arrears in the payment of any amount it is required to pay to the Lessor in accordance with this agreement, the Lessee shall pay the Lessor arrears interest on the amount in arrears, at the rate current at Bank Leumi LeIsrael Ltd. for deviations in debitory checking accounts; the interest shall be calculated for the period from the day on which the Lessee was required to pay the amount in arrears and through the date on which it actually made the payment. If the arrears in payment relate to an amount paid by the Lessor to a third party instead of the Lessee, and which the Lessee was required to pay to that third party, the interest shall be calculated for the period from day on which the Lessor paid the amount in arrears to the third party and through its repayment by the Lessee. If the Lessor paid interest or a fine to a third party for the Lessee's arrears in payment, the interest and/or fine shall be considered part of the capital of the Lessee's debt.

14.2 The payment of interest in accordance with para. 14.1 above shall not derogate from the Lessor's right to any other relief determined in this agreement and/or by law.

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14.3   Arrears of up to 7 days in any payment in accordance with this agreement shall not constitute grounds for the nullification of the agreement, but shall constitute a breach and shall entitle the Lessor to interest as stated.

15.    LIABILITY AND INDEMNIFICATION
       -----------------------------

15.1 The Lessee shall bear liability for any damage, including damage to person and/or property and/or reputation and/or prevention of profit, caused to the Lessor and/or a third party (person or corporation) in connection with the Lessee's negligence and/or that of any person on its behalf, and further for any tort that shall occur - all in connection with the possession of the Premises and/or the use made of the Premises and/or of the joint property by the Lessee and any person on its behalf.

15.2 The Lessee undertakes to compensate and/or indemnify the Lessor for all damages and/or expenses incurred for any damage as stated above.

15.3 The Lessee undertakes to compensate and/or indemnify the Lessor for any damage or reasonable expense incurred thereby due to a suit filed against it, whether civil or criminal, and due to the need to defend itself against such suit, insofar as this suit derives from the Lessee's non-compliance with an undertaking in accordance with this agreement or from the breach of the said undertakings, including any demand for damages not falling within the circumstances establishing the Lessor's liability as stated above.

16.    FINAL RECKONING
       ---------------

16.1 Upon termination of the rental period, or on the nullification of this agreement for any reason whatsoever, a final reckoning shall be prepared between the Lessor and the Lessee.

16.2 For the purpose of implementing the final reckoning, the Lessee shall furnish authorizations from any municipal and/or governmental

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and/or other authority, and/or from any other body to which the Lessee undertook to make various direct payments in this agreement, testifying that as of the date of authorization, the Lessee has cleared all payments relating to the rental period, including capital and/or interest and/or linkage increments and/or any other debt for the said period.

17.    FUNDAMENTAL BREACH
       ------------------

17.1 Breaches of the provisions of paragraphs 5, 7, 8, 9, 10, 12 shall be considered fundamental breaches of this agreement.

17.2 If the Lessee fails to pay rental fees and/or any other payment due therefrom in accordance with this agreement beyond a period of 7 days, and/or if the Lessee fails to vacate the apartment promptly and/or if the Lessee commits another fundamental breach of the agreement, the Lessor shall be entitled to nullify this agreement on the date determined, and the Lessee shall be obliged to vacate the Premises of any person or object belonging thereto, and to return it to the Lessor on the said date, without derogating from the Lessor's right to any other remedy in accordance with this agreement and/or in accordance with the provisions of any law. If the Lessee fails to vacate the Premises as stated or after the termination of the rental, the Lessor shall be entitled to enter the Premises, to remove the Lessee's objects and to place them in any place outside the Premises, to change the locks on the Premises, to disconnect the supply of electricity to the Premises, to prevent access to the Premises by the Lessee, and to let the Premises to others as it shall see fit, and the Lessee shall not have any claim or suit against the Lessor for these actions.

18.    AMENDMENT OF THE AGREEMENT
       --------------------------

       Any amendment to this agreement shall have no validity unless made in a written document and signed by the Parties to this agreement.

19.    HEADINGS
       --------

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

The headings of the paragraphs in this agreement are intended solely for convenience, and shall not be considered for the purposes of its interpretation.

20.  MISCELLANEOUS
     -------------
20.1 This agreement reflects the totality of the agreements between the Parties and replaces any agreement, contract, memorandum, understanding, or arrangement of any type, in writing and orally, signed and/or made and/or secured between the Parties in any matter that is the subject of this agreement.

20.2 Stamp tax due on this agreement shall be paid by the Lessee.

20.3 The Parties shall take and/or shall act and/or cause to be taken all additional steps, and to sign all documents and/or furnish additional documents of any type as required for the application and implementation of this agreement.

20.4 The Lessee is aware that the parking garage has not yet been approved for use. The Lessor shall do its best to obtain a permit for the operation of the parking garage. The Lessee shall not be entitled to compensation or reduction in payments its is required to make pursuant to the absence of a permit for operation of the parking garage.

21.  NOTIFICATIONS
     -------------

     The Parties' addresses for the purposes of this agreement are as detailed in the preamble to this agreement. Any notification sent from one Party to the other in accordance with the above addresses shall be considered to have reached its destination, if delivered by hand, immediately on delivery; and if sent by registered mail - 72 hours after dispatch. Notifications to the Lessee shall also considered to have been delivered on their placement in the Premises or in the Lessee's mailbox in the Building.

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                     WITNESSED BY THE PARTIES' SIGNATURES


/s/ Meir Hakharoshet Investments and Trade Ltd        /s/ Aliza Peleg
-------------------- -------------------------       ----------------------
    THE LESSOR                                            THE LESSEE

 .

                               RENTAL AGREEMENT
                               ----------------

                Made and executed in Ra'anana, December 5, 1997


Between:        Meir Hakharoshet Investments and Trade Ltd.
         Private Company 51-163938-7
         Of 4 Hakharoshet St., Industrial Zone
         PO Box 2050, Ra'anana; fax: 09-915529
         (Hereinafter "THE LESSOR")

And:     Toptier Israel Ltd.
         Private Company 51-174364-3
         Of 11 Hasadna St., Industrial Zone, Ra'anana
         (Hereinafter "THE LESSEE")

WHEREAS The Lessor is the sole occupier and is entitled to be registered as the perpetual lessor of plot 31/1 in block 8981 at 4 Hakharoshet St., Ra'anana (hereinafter "THE PLOT");

AND WHEREAS The Lessor is establishing/has established on the Plot a building comprising several floors (hereinafter "THE BUILDING");

AND WHEREAS The Lessor wishes to let to the Lessees, by way of unprotected rental, and the Lessees wish to rent from the Lessors, by way of unprotected rental, an area on the 4/th/ floor of the Building, and 4 parking places in the parking lot of the Building, as labeled on the diagram attached to this contract as APPENDIX A (hereinafter "THE PREMISES") for such period and time, and on such conditions, as detailed in this contract below;

     ACCORDINGLY, THE PARTIES HAVE DECLARED, CONDITIONED, AND AGREED AS FOLLOWS:
     ---------------------------------------------------------------------------

1.   PREAMBLE; APPENDICES
     --------------------

1.1 The Preamble to this agreement constitutes an integral part thereof and is considered part of its conditions.

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

1.2 The appendices to this agreement attached thereto constitute an integral part of the agreement and of its conditions.

2.   NON-APPLICABILITY OF THE TENANT PROTECTION LAW
     ----------------------------------------------

2.1 It is agreed by the Parties that the Lessee has not paid, and has not undertaken to pay in any manner, and the Lessor has not received, and has not undertaken to receive in any manner, any key money and/or payment whatsoever on account of and/or in connection with and/or relating to the rental of the Premises, with the exception of the rental fees in accordance with this agreement.

2.2 It is agreed by the Parties that the Tenant Protection Act (Combined Version), 5732-1972, does not apply to this rental, and accordingly this rental is not protected. It is further agreed that any provisions of an alternative or analogous law to be enacted in the future with the purpose of protecting a tenant in a commercial building shall not apply to this agreement, and that the Lessee waives any claim in connection with the above.

3.   THE RENTAL
     ----------

3.1 The Lessor hereby lets the Premises to the Lessee, and the Lessee hereby rents the Premises from the Lessor, all in accordance with and subject to the provisions of this agreement.

3.2 The purpose of the rental is to pursue a business in the computer and software industry. The Lessor declares that the Building was properly constructed, and that there is no impediment to obtaining a business license by the Lessee for the purpose of the rental.

3.3 The Lessee hereby undertakes not to use the Premises for any purpose other than as detailed above without receiving the prior and written approval of the Lessor thereto, at the complete discretion of the Lessor.

4.   RENTAL PERIOD
     -------------

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

4.1 Subject to the content of para. 7.4 below, the rental period is 5 years, commencing on March 15, 1998 and ending on March 14, 2003 (hereinafter "THE RENTAL PERIOD").

4.2 Notwithstanding the above, the Lessee shall be entitled to terminate the rental at any date after March 14, 2001, with prior notification of at least 90 days. If the Lessee terminated the rental prematurely as stated, the Lessee shall pay the Lessor, by way of compensation for preparation of the Premises for the Lessee's needs, the amount of $1,500 for each month remaining in the Rental Period - viz. from the date of termination of the rental and through March 14, 2003. The payments shall be made in advance every three months. If the Lessor lets the Premises to another during the period between the date of termination of the rental and March 14, 2003, the compensation shall be limited to the lower of the following: (A) The above-mentioned compensation; (B) The discrepancy between the rental fees paid by another lessee and the rental fees that should have been paid in accordance with this agreement (during the period between the date of termination of the rental and March 14, 2003), with the addition of expenses - up to a ceiling of $25,000 - actually incurred by the Lessor for the purpose of adapting the Premises to another lessee.

4.3 The Lessee has the right to extend the rental for an additional period of 3 years beyond March 14, 2003 (hereinafter "the Optional Period"), provided that it has notified the Lessor of the realization of this option not later than October 14, 2002. All the conditions of this agreement shall apply to the Optional Period, with the exception of the contents of paras. 4.2 and 4.3.

5.   RENTAL FEES
     -----------

     In return for the rental of the Premises, the Lessee shall pay the Lessor rental fees as detailed below:

5.1 Rental fees for the first month of rental shall be in the amount of $11,500, in accordance with the representative exchange rate of the US dollar as published immediately prior to implementation of the first payment.

5.2 Rental fees shall be linked - one half to the representative exchange rate of the US dollar, with the addition of the cost of living index in the US, and one half to the Israeli consumer price index - the last indexes as known on the date of commencement of the rental and through the actual date of payment.

5.3  Rental fees shall be paid as follows:

A. Upon signing the agreement, rental fees for 2 months in accordance with the content of para. 5.1, against a bank guarantee through the date of delivery.

B. On February 1, 1998, rental fees for 2 months in accordance with the content of para. 5.1, against a bank guarantee through the date of delivery.

C. On March 15, 1998 (or on the date of delivery of the Premises, whichever is the later), rental fees for 2 additional months [on the date of delivery, the guarantees in accordance with paras. A and B above shall be returned].

D. Beginning September 15, 1998 (or at the end of 6 months after the date of delivery, whichever is the later) - every 3 months in advance.

E. The rental fees during the Optional Period (viz. from March 15, 2003) shall be increased in the proportion of 7.5% above the last rental fees for the period ending on March 14, 2003, shall be paid every 3 months in advance, and shall be linked - one half to the representative exchange rate of the US dollar, with the addition of the cost of living index in the US, and one half to the Israeli consumer prices index - the last indexes as known on December 15, 2002, and through the actual date of payment.

5.4 Value Added Tax (hereinafter "VAT") shall be borne by the Lessee and paid thereby in accordance with the rate established by law at the time of payment. VAT shall be added to each payment of the rental fees, and shall be paid against a proper tax invoice, by a separate check for the 15th day of the following month.

5.5 Rental fees do not include maintenance fees for the Building, the joint property, the plumbing, gardening, outside lighting, installation and maintenance of air-conditioning, subject to the content of para. 6.2. In return for the said maintenance services, the Lessee shall pay the Lessor the amount of $1,560 + VAT per month (calculated in accordance with $2 per square meter), which shall be linked and paid as stated in paras. 5.1 - 5.4, MUTATIS MUTANDIS. The maintenance fees shall be paid from the date of delivery (including for the pre-period as stated in para. 7.4), each 3 months in advance.

6.   TAXES AND EXPENSES
     ------------------

6.1 The Lessor shall bear the payment of property tax, insofar as this shall apply, for the Premises, and any other governmental tax that is and/or shall be imposed on the owners of properties.

6.2 All payments on account of municipal taxes (ARNONA), business tax, business license, sign levy for signs erected by the Lessee, electricity accounts (including electricity for air-conditioning), water, telephone, and all routine expenses for the possession and maintenance of the inside of the Premises (with the exception of the maintenance of the Building as stated in para. 5.5, and defects in the Building) shall be borne and paid by the Lessor, insofar as these relate to the duration of the rental period, and/or through the date on which the Lessee shall vacate the Premises and actually return them to the Lessor, whichever is the later.

7.   LESSOR'S DECLARATION AND UNDERTAKINGS
     -------------------------------------

     The Lessor hereby declares and undertakes as follows:

7.1 The Lessor's rights to the Premises are free of any debt and/or lien and/or mortgage and/or attachment and/or any other third party right, with the exception of a mortgage in favor of Bank Leumi Ltd.

7.2 There is no legal, contractual, or other impediment to the rental of the Premises in accordance with the conditions of this agreement, and for the purpose for which it is let. The Lessor undertakes to enable use of the Premises on the date of commencement of the rental. The Parties are aware that the authorities have not yet authorized use of the parking levels, and the Lessor undertakes to receive authorization as stated for the parking places rented by the Lessee not later than March 15, 1998, and shall do its best to receive the authorization by the said date. A delay of up to 4 months in obtaining the authorization for use of the parking levels, and prevention of use of the parking places during the said period, shall not be considered as a breach of the agreement. In the event of a delay in the possibility to use the parking places beyond 4 months, the amount of $200 per month shall be deducted from the maintenance fees for so long as the delay shall continue.

7.3 The Building is intended to serve as a high-class building; the Lessor shall prevent use of the Building from businesses causing noise, odor, or any other nuisance liable to impair the image of the Building. For its part, the Lessee is aware of the existing uses in the Building as of the date of signing the agreement, and confirms that these are acceptable to it. The Lessor undertakes to complete the finishing works in the Building as follows: entrance lobby, elevator, entrance door, stairwell; and further to complete, by June 1, 1998, a divider as shall be determined by the Building architect on the southern limit of the Building. Completion of the finishing works (with the exception of the southern divider) is a condition for collection of maintenance fees in accordance with para. 5.5.

7.4 To build and adapt the Premises in accordance with the plans and specifications enclosed as APPENDIX B. Adaptation of the Premises to the plans and specifications - Appendix B - in order to enable the use of the Premises by the date of commencement of the rental is a condition for commencement of rental. Arrears of up to two weeks in the adaptation of the Premises shall not be considered a breach, provided that the Lessor has informed the Lessee of the delay not later than February 15, 1998. If the Lessor was in arrears as stated, the date of commencement of the rental shall be postponed accordingly. On the other hand, the Lessor is entitled to bring forward the date of delivery to March 1, 1998, with prior notice of 15 days, and the Lessee shall pay the Lessor the amount of $5,000 + VAT in advance as additional rental fees for the pre-period.

For its part, the Lessor undertakes to deliver to the Lessee implementation plans for the electricity and air-conditioning systems according to the plans and specifications attached as Appendix B, not later than December 31, 1997.

     If the Lessor is in arrears in completing the works in accordance with Appendix B later than March 31, 1998, the Lessor shall pay the Lessee compensation in an amount equal to $250 per day, excluding cases of force majeure. The compensation shall be doubled after arrears of 30 days. The compensation in accordance with this paragraph is in addition to any relief due in accordance with any law.

7.5 To maintain the Building, including: To repair, within 7 days, any defect in the Building arising from defective construction, as well as repairs in water plumbing, electricity, air-conditioning, defective materials, and sealing. If the Lessor fails to repair faults and defects as stated, and/or in urgent cases when it is impossible to contact a representative of the Lessor, the Lessee shall be entitled to implement the repair, and the Lessor shall reimburse its expenses in implementing the repair. The conditions of para. 13.1 shall apply, MUTATIS MUTANDIS.

7.6 Insurance of the building of the Premises (including fire, earthquake, and water risks), excluding the Premises itself and the contents thereof, shall be made by the Lessor.

7.7 The Lessor shall make available facilities for the disposal of waste and refuse from the building as instructed by the Municipality.

8.   LESSEE'S DECLARATION
     --------------------

     The Lessee declares that it has viewed and examined the Premises, the Building, and the environs thereof, and has found these to be suitable for its needs, and it hereby waives any claim of defect, alternative, or unsuitability, subject to implementation of the works in accordance with Appendix B, and the finishing works as stated in para. 7.3. The Lessee is aware that the Lessor intends - but is not obliged - to undertake additional works in and around the Building, and hereby waives any claim in connection with these works, provided that the Lessor shall do its best to ensure that implementation of the said works shall not impede the reasonable use of the Premises.

     LESSEE'S UNDERTAKINGS
     ---------------------

     The Lessee hereby undertakes:

9.1 To secure all the permits required for the lawful pursuit of its business for the purpose of the rental as stated in para. 3.2, and which shall be paid for by the Lessee.

9.2 To meet and implement all the instructions of a law, regulation, order, or by-law relating to the maintenance and use of the Premises.

9.3 Not to hang signs and/or notices on the front of the Premises and/or on the external wall of the Premises without the Lessor's prior and written consent. The Lessee is aware that the signs in the Building are supposed to be uniform signs as determined by the Building architect, and in coordination with the Municipality of Ra'anana. The Lessee is responsible for obtaining a permit for its signs, and for payment of the sign levy.

9.4 Not to install air-conditioning or heating (internal or external) or any external facility on the Premises.

9.5 Not to undertake any change to the structure of the Premises without the Lessor's prior and written consent at its complete discretion. If the Lessee requests that an internal change be made to the Premises (or a change to the structure with the Lessor's agreement as stated above), the Lessee shall ensure, at its expense, the obtainment of all licenses and/or permits as necessary.

If the Lessor agrees to the implementation of changes as stated above, the Lessor shall sign any document required to obtain a license for the implementation of the said changes that shall be submitted thereto by the Lessee.

9.6 If the Lessee has received the Lessor's prior and written consent to the implementation of changes to the Premises, these changes shall be implemented at the Lessor's expense and liability. To prevent any doubt, the Lessee shall be liable for any damage of any type or kind that shall be caused to the Premises and/or to other lessees and/or to any person for the work entailed in the implementation of the said changes and/or during the course thereof, if any such damage is caused.

9.7 To restore the Premises to their previous state, in the same condition as delivered, with the exception of wear and tear deriving from reasonable use, and including the removal of all additions or changes as implemented by the Lessee, on the completion of the rental period, unless otherwise agreed with the Lessor.

9.8 To maintain the Premises in a proper condition, to use them in a fair and cautious manner, and to refrain from causing any damage to the Premises.

9.9 To ensure the cleanliness of the Premises and their immediate environs. The Lessee undertakes not to place scrap, crates, objects, chattels, or refuse outside the Premises. The Lessee shall bear the payment of any fines imposed by the municipal authorities and/or the state institutions, if any, on account of the breach of the provisions of this paragraph.

9.10 To repair any damage and/or defect (with the exception of wear and tear deriving from reasonable use) as shall be caused to the Premises by the Lessee, and/or by any person on its behalf, and/or by its visitors, clients, employees, workers, and/or any other person during the rental period. If the Lessee fails to comply with the conditions of this paragraph, the Lessor shall be entitled, without derogating from its right to any other remedy or relief, to implement the repairs at the Lessee's expense, and the Lessee hereby undertakes to pay the Lessor any amount incurred by the Lessor for the purpose of implementing the said repairs, against receipts to be presented to the Lessee by the Lessor for payments to implement said repairs.

9.11 To pay promptly all payments imposed thereon in accordance with this agreement. If it fails to make any payment, the Lessor shall be entitled to pay the said on the Lessee's account, and the Lessee shall reimburse the amount paid with the addition of interest as stated in para. 13.1.

9.12 To pay promptly the full rental fees for each rental period, whether the Premises were used or not (subject to para. 4.2).

9.13 To insure the contents of the Premises and third party demands by insurance as customary. The Lessor shall be an insuree and/or an additional insuree in accordance with this policy. The insurance policies shall include a clause concerning waiver of the right of indemnification vis-a-vis the Lessor and its agents for damage caused thereby without malicious intent or gross negligence; a mutual liability clause; and a clause requiring the Lessee's insurance company to provide the Lessor with 60 days' notice in advance concerning the annulment of the insurance policy.

9.14 To permit the Lessor, or its representative, to enter the Premises in a reasonable manner and through prior arrangement with the Lessee, in order to examine the condition of the Premises and/or in order to execute repairs therein and/or in order to show the Premises to others. The Lessor shall be entitled to enter the Premises in coordination with the Lessee for the purpose of presenting it to potential lessees during the 6 months preceding the termination of the rental period, or after the delivery of notification regarding the termination of rental.

10.  TRANSFER OF RIGHTS
     ------------------

10.1 The Lessee hereby undertakes not to endorse or transfer or deliver or sell or let (including sub-let) or to lease any or all of its rights in accordance with this agreement to another or others, in any manner whatsoever, and not to endorse or transfer or deliver or sell or let or lease any or all of the Premises to another or others in any manner whatsoever without the prior consent of the Lessor. The Lessee hereby undertakes not to include another or others in the possession and/or operation and/or management of the Premises, and not to grant any other person or body possession and/or permission to use the Premises or any part thereof, whether as a permitted person, with or without remuneration, or in any other manner, all this without the prior authorization of the Lessor. The Lessor shall refuse to give its authorization in accordance with this paragraph only on reasonable grounds.

10.2 It is hereby agreed that the Lessor shall be entitled to transfer its rights in the Premises to a third party without requiring the consent of the Lessor, provided that the Lessor's rights in accordance with this agreement shall be maintained. The Lessee shall also be entitled to assign and/or attach to a third party its rights in accordance with this rental agreement.

11.       VACATING THE PREMISES
          ---------------------

11.1 The Lessor undertakes that immediately on the termination of the rental period or the Optional Period, as the case may be, or on the lawful nullification of this agreement for any reason whatsoever (hereinafter "THE DATE OF VACATING THE PREMISES,") it shall vacate the Premises and deliver possession thereof to the Lessor, when the Premises shall be free of any person or object belonging to the Lessor, clean and orderly, and in the condition in which it was received, with the exception of wear and tear deriving from reasonable use. The Premises shall be delivered to the Lessor after the removal by the Lessee and at its expenses of all the additions and/or changes added/implemented by the Lessee, unless otherwise agreed with the Lessor.

          To prevent any doubt, it is clarified that any object and/or equipment and/or accessories and/or stock not removed from the Premises by the Lessor by the termination of the rental period, and remaining in the Premises after they have been vacated by the Lessor, shall become the property of the Lessor, and the Lessee waives any claim and/or demand and/or suit on account thereof.

11.2 The Lessee undertakes that if it fails to vacate the Premises as stated in para. 11.1, it shall pay the Lessor an amount equal to twice (200%) the rental fees for the period between the Date of Vacating the Premises and the date they are actually vacated, for each month or any part thereof. The Lessee declares that this amount has been determined and agreed between the Parties as fixed and predetermined damages estimated by the Parties with consideration and in advance as the reasonable amount of damages caused to the Lessor pursuant to the failure to vacate the Premises by the set date.

          To prevent any doubt, the Lessee declares that the content of this paragraph shall not prejudice any right of the Lessor, including, and without derogating from the generality of the above, the Lessor's right to realize any security given thereto, and the Lessor's right to demand compliance with all the Lessee's undertakings in accordance with this agreement; and no payment whatsoever in accordance with this paragraph shall release the Lessee from the obligation to vacate the Premises.

11.3 The Lessee declares and undertakes that if it fails to vacate the Premises as stated in para. 11.1, the Lessor shall be entitled, in addition to the reliefs provided in accordance with para. 11.2 of this agreement and in accordance with any law, to demand from the Lessee any amounts, payments, taxes, liabilities, expenses, losses, and any other payment for the period between the Date of Vacating the Premises and the actual date of vacating, as if the rental period had continued - this without prejudicing the Lessee's obligation to vacate the Premises.

11.4 To prevent any doubt, the Lessee declares that the payment and/or receipt of damages in accordance with para. 11.2, and/or payments in accordance with para. 11.3 above, shall not create rental relations between the Parties regarding the period after the Date of Vacating the Premises.

12.       SECURITIES
          ----------

12.1 To ensure the payments of the rental fees and any other payment the Lessee is required to make in accordance with this agreement, including damages caused to the Premises due to unreasonable use by the Lessee of the Premises, and to ensure that the Premises are promptly vacated by the Lessee, the Lessee shall deposit with the Lessor, on the date of delivery of the possession of the Premises, an autonomous bank guarantee in an amount equal to the rental fees for six months.

12.2 The bank guarantee shall be returned to the Lessee after the termination of rental (insofar as it was not realized through that date), subject to the provision of all authorizations concerning the payment of all payments imposed on the Lessee in accordance with this agreement, compliance with the Lessee's remaining undertakings in accordance with this agreement, and inspection of the Premises. The Lessor shall realize the guarantee only after giving the Lessee advance warning of at least 10 days in writing.

13.       ARREARS IN PAYMENTS
          -------------------

13.1 If the Lessee is in arrears in the payment of any amount it is required to pay to the Lessor in accordance with this agreement, the Lessee shall pay the Lessor arrears interest on the amount in arrears, at the rate current at Bank Leumi LeIsrael Ltd. for deviations in debitory checking accounts; the interest shall be calculated for the period from the day on which the Lessee was required to pay the amount in arrears and through the date on which it actually made the payment. If the arrears in payment relate to an amount paid by the Lessor to a third party instead of the Lessee, and which the Lessee was required to pay to that third party, the interest shall be calculated for the period from day on which the Lessor paid the amount in arrears to the third party and through its repayment by the Lessee. If the Lessor paid interest or a fine to a third party for the Lessee's arrears in payment, the interest and/or fine shall be considered part of the capital of the Lessee's debt.

13.2 The payment of interest in accordance with para. 13.1 above shall not derogate from the Lessor's right to any other relief determined in this agreement and/or by law.

13.3 Arrears of up to 7 days in any payment in accordance with this agreement shall not constitute grounds for the nullification of the agreement, but shall constitute a breach and shall entitle the Lessor to interest as stated.

14.       LIABILITY AND INDEMNIFICATION
          -----------------------------

14.1 The Lessee shall bear liability for any damage, including damage to person and/or property and/or reputation and/or prevention of profit, caused to the Lessor and/or a third party (person or corporation) in connection with the Lessee's negligence and/or that of any person on its behalf, and further for any tort that shall occur - all in connection with the possession of the Premises and/or the use made of the Premises and/or of the joint property by the Lessee and any person on its behalf.

14.2 The Lessee undertakes to compensate and/or indemnify the Lessor for all damages and/or expenses incurred for any damage as stated above.

14.3 The Lessee undertakes to compensate and/or indemnify the Lessor for any damage or reasonable expense incurred thereby due to a suit filed against it, whether civil or criminal, and due to the need to defend itself against such suit, insofar as this suit derives from the Lessee's non-compliance with an undertaking in accordance with this agreement or from the breach of the said undertakings, including any demand for damages not falling within the circumstances establishing the Lessor's liability as stated above.

15.       FINAL RECKONING
          ---------------

15.1 Upon termination of the rental period, or on the nullification of this agreement for any reason whatsoever, a final reckoning shall be prepared between the Lessor and the Lessee.

15.2 For the purpose of implementing the final reckoning, the Lessee shall furnish authorizations from any municipal and/or governmental and/or other authority, and/or from any other body to which the Lessee undertook to make various direct payments in this agreement, testifying that as of the date of authorization, the Lessee has cleared all payments relating to the rental period, including capital and/or interest and/or linkage increments and/or any other debt for the said period.

16.       FUNDAMENTAL BREACH
          ------------------

16.1 Breaches of the provisions of paragraphs 5,6,7,8,9,11 shall be considered fundamental breaches of this agreement.

16.2 If the Lessee fails to pay rental fees and/or any other payment due therefrom in accordance with this agreement beyond a period of 7 days, and/or if the Lessee fails to vacate the apartment promptly and/or if the Lessee commits another fundamental breach of the agreement, the Lessor shall be entitled to nullify this agreement on the date determined, and the Lessee shall be obliged to vacate the Premises of any person or object belonging thereto, and to return it to the Lessor on the said date, without derogating from the Lessor's right to any other remedy in accordance with this agreement and/or in accordance with the provisions of any law. If the Lessee fails to vacate the Premises as stated or after the termination of the rental, the Lessor shall be entitled to enter the Premises, to remove the Lessee's objects and to place them in any place outside the Premises, to change the locks on the Premises, to disconnect the supply of electricity to the Premises, to prevent access to the Premises by the Lessee, and to let the Premises to others as it shall see fit, and the Lessee shall not have any claim or suit against the Lessor for these actions.

17.       AMENDMENT OF THE AGREEMENT
          --------------------------

          Any amendment to this agreement shall have no validity unless made in a written document and signed by the Parties to this agreement.

18.       HEADINGS
          --------

The headings of the paragraphs in this agreement are intended solely for convenience, and shall not be considered for the purposes of its interpretation.

19.       MISCELLANEOUS
          -------------

19.1 This agreement reflects the totality of the agreements between the Parties and replaces any agreement, contract, memorandum, understanding, or arrangement of any type, in writing and orally, signed and/or made and/or secured between the Parties in any matter that is the subject of this agreement.

19.2      Stamp tax due on this agreement shall be paid by the Lessee.

19.3 The Parties shall take and/or shall act and/or cause to be taken all additional steps, and to sign all documents and/or furnish additional documents of any type as required for the application and implementation of this agreement.

20.       NOTIFICATIONS
          -------------

          The Parties' addresses for the purposes of this agreement are as detailed in the preamble to this agreement. Any notification send from one Party to the other in accordance with the above addresses shall be considered to have reached its destination, if delivered by hand, immediately on delivery; and if sent by registered mail - 72 hours after dispatch. Notifications to the Lessee shall also considered to have been delivered on their placement in the Premises or in the Lessee's mailbox in the Building.

                         WITNESSED BY THE PARTIES' SIGNATURES

 /s/ Meir Hakharoshet Investments and Trade Ltd.         /s/ Aliza Peleg
-------------------------------------------------         -------------------
                THE LESSOR                                    THE LESSEE

                                   APPENDICES

In remuneration for implementation of the works stated in the plans, and in addition to the rental fees detailed in the rental agreement, the Lessee shall pay the Lessor the amount of $25,000 with the addition of VAT, in 5 payments of $5,000 each, in postdated checks for January 1, 1998, February 1, 1998, March 1, 1998, April 1, 1998 and May 1, 1998.

/s/ Meir Hakharoshet  Investments and Trade Ltd.
--------------------- --------------------------
THE LESSOR

/s/ Aliza Peleg
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THE LESSEE
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                                   ADDENDUM
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     TO A RENTAL AGREEMENT DATED DECEMBER 5, 1997 (HEREINAFTER "THE AGREEMENT")

  Made and executed in Ra'anana, December 15 , (hereinafter "the Addendum") 1999
                                          --

Between: MEIR HAKHAROSHET INVESTMENTS AND TRADE LTD.
         Private Company 51-163938-7
         Of 4 Hakharoshet St., Industrial Zone
         PO Box 2050, Ra'anana

                                                     (Hereinafter "THE LESSOR")

And:     TOPTIER ISRAEL LTD.
         Private Company 51-174364-3
         Of 4 Hakharoshet St., Industrial Zone
         Ra'anana

                                                     (Hereinafter "THE LESSEE")


WHEREAS The Lessee rents from the Lessor areas in accordance with the agreement made between the Lessee and the Lessor, and in accordance with an additional agreement between them dated July 1, 1998.

AND WHEREAS The Lessor is the sole owner, and registered as the perpetual lessor, of plot 31/1 in block 8981, at 4 Hakharoshet St., Ra'anana Industrial Zone, and of the building constructed thereon and known as building No. 4 on Hakharoshet St. in Ra'anana (hereinafter "THE BUILDING.")

AND WHEREAS The Lessor is establishing/has established a gallery floor with an area of approximately 100 sq.m. between the entrance floor and the first floor in the Building, as detailed in the specifications attached as APPENDIX A (hereinafter "THE GALLERY.")

AND WHEREAS The Lessor is in possession of all the authorizations necessary in accordance with the law for establishment of the Gallery;
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AND WHEREAS The Lessor wishes to let the Gallery to the Lessee by way of unprotected tenancy, and the Lessee wishes to rent the Gallery from the Lessor by way of unprotected tenancy, all as detailed below;

          ACCORDINGLY, THE PARTIES HAVE DECLARED, CONDITIONED, AND AGREED AS
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FOLLOWS:
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1.        PREAMBLE AND APPENDICES
          -----------------------

1.1 The Preamble to the Addendum constitutes an integral part thereof and is considered part of its conditions.

1.2 The Appendices to the Addendum attached thereto constitute an integral part of the agreement and of its conditions.

2.        RENTAL
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          The Lessor hereby lets the Gallery to the Lessee, and the Lessee hereby rents the Gallery, all in accordance with the provisions of this Addendum.

3.        RENTAL PERIOD OF THE GALLERY
          ----------------------------

3.1 Commencing on October 10, 1999, and through the date of completion of the actions required by law for the purpose of the commencement of use of the first floor in the Building, or February 1, 2000, whichever is the later (hereinafter "THE FIRST PART OF THE RENTAL PERIOD,") the Lessee shall rent the Gallery on the shell level.

          During this period, the Lessee shall pay the Lessor the amount of US $750 per month for the rental and maintenance of the Gallery, including management of the maintenance of the Gallery.

3.2 Commencing from the end of the First Part of the Rental Period and through March 14, 2003 (hereinafter "THE SECOND PART OF THE RENTAL PERIOD,") the Lessee shall rent the Gallery from the Lessor, and the Lessor shall lease the Gallery to the Lessee.

                                       2
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          In the Second Part of the Rental Period, the Lessee shall pay the
Lessor the amount of US $1,500 per month for the rental and maintenance of the Gallery, including management of maintenance of the Gallery.

3.3 The payments detailed in paras. 3.1 and 3.2 above shall be paid in advance, once every three months, together with the payment of rental fees in accordance with the Agreement, with the exception of the first payment in accordance with the Addendum, which shall be paid on October 31, 1999.

4.        CONFORMITY WITH THE AGREEMENT
          -----------------------------

4.1 With the exception of the matters detailed in this Addendum, and with the exception of the content of paras. 5.1, 5.3 A-D, and 7.4 of the Agreement, the provisions of the Agreement shall also apply, MUTATIS MUTANDIS, to this Addendum.

4.2 In the case of a contradiction between the provisions of the Addendum and the provisions of the Agreement, the provisions of the Addendum shall prevail and apply.

                     WITNESSED BY THE PARTIES' SIGNATURES

/s/ Meir Hakharoshet  Investments and Trade Ltd.       /s/ Aliza Peleg
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                                       3
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                           PARKING GARAGE AGREEMENT
                           ------------------------

               Made and executed in Ra'anana, December 15, 1999
                                                       --

Between: Meir Hakharoshet Investments and Trade Ltd.
         Private Company 51-163938-7
         Of 4 Hakharoshet St., Industrial Zone
         PO Box 2050
Ra'anana

         (Hereinafter "THE LESSOR")
                                                                     FIRST PARTY
                                                                     -----------

And:     Toptier Israel Ltd.
         Private Company 51-174364-3
         Of 4 Hakharoshet St., Industrial Zone
         PO Box 2658, Ra'anana
         (Hereinafter "THE LESSEE")
                                                                    SECOND PARTY
                                                                    ------------

WHEREAS The Lessor is the sole owner of the parking garage on two underground floors at 4 Hakharoshet St. in Ra'anana Industrial Zone (hereinafter "THE PARKING GARAGE"), the owner of the right to let parking places situated in the Parking Garage, and the holder of all the permits required by law for the purpose of the association in this agreement;

AND WHEREAS The Lessee is interested in parking services for its vehicle and has asked the owners to supply these;

AND WHEREAS The owner has agreed to provide parking services for the owner of the vehicle according to the conditions of this agreement, and there is no impediment to its association in this agreement.

          ACCORDINGLY, THE PARTIES HAVE DECLARED, CONDITIONED, AND AGREED AS
FOLLOWS:

1.        DEFINITIONS:
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          The terms detailed below shall have the meaning stated alongside: "THE
VEHICLE" The car and/or cars the details of which shall be delivered in a separate list at the end of this agreement, and constituting an integral part of this agreement (hereinafter "THE LIST"). The Lessee has the right to change this list at its discretion.

2.        PREAMBLE:

          The entire content of the Preamble to this agreement was agreed by the Parties and constitutes an integral part of the body and essence of the agreement.

3.        OWNER'S DECLARATIONS:

          The owner hereby declares as follows:

A.        It is the sole owner of the Parking Garage.

B. The zoning of the underground floors at 4 Hakharoshet St. in the Industrial Zone in Ra'anana is to serve as a Parking Garage as stated in this agreement.

C. The owner is in possession of all the permits required by law for its association in this agreement, with the exception of a "Form 4," which it is due to receive within two months from the date of signing the contract.

4.        THE PURPOSE OF THE AGREEMENT:

The purpose of the agreement is to make available to the Lessee, as of the date of signing this agreement, simultaneously and at any time during the period of this agreement, of 60 labeled and fixed parking places in the Parking Garage, in which it may park its Vehicles as detailed in the list, between the hours of 7:00 AM and 7:00 PM, during which hours the Parking Garage is open, in return for the payment detailed below. It is hereby agreed that the list may include more than 60 Vehicles. For the purpose of entering the Parking Garage, the owner will provide the Lessee with magnetic cards for all the Vehicles appearing in the list, in return for payment of the cost thereof alone.

5.        EXCLUSIVITY:
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          It is hereby agreed that during the period of this agreement, the owner shall not permit any other body to park Vehicles in the Parking Garage, with the exception of 10 parking places let to others, and an additional parking place intended for the owner of the property.

6.        RENTAL PERIOD:

          It is agreed by the Parties that the rental period shall commence on ________________and terminate on March 14, 2003 (hereinafter "THE RENTAL PERIOD.")

The Lessee is hereby granted an option to extend the Rental Period by three additional years commencing on March 15, 2003 and terminating on March 14, 2006. Insofar as the Lessee wishes to exercise this option, it shall inform the Lessor thereof in writing not later than October 14, 2002. Rental fees for the Optional Period shall be the same as the rental fees during the Rental Period, linked in accordance with para. 5.3(E) of the agreement, and shall not be lower than the amount of expenses incurred by the Lessor at that time.

7.        REMUNERATION:

7.1 Rental fees for each parking place shall be in the amount of thirty US dollars ($30) with the addition of VAT in accordance with the representative exchange rate known on the date of payment. It is hereby clarified that the rental fees also include payment of ARNONA [municipal tax]. Parking fees shall be paid every three (3) months on the first day of the calendar month, according to the dates of payment in accordance with the rental agreement signed by the Parties on December 5, 1997 [with the exception of the first payment, which shall be made on January 1, 2000 for the period].

          It is agreed by the Parties that the payment stated in this paragraph for ARNONA is in place of the actual payment of ARNONA imposed on the Parking Garage, and that as long as the Lessee pays the amount as stated in this paragraph, the Lessor shall not have any claim and/or suit from the Lessee regarding the payment of the value of ARNONA fees.

     It is further agreed that the Owner shall not issue a separate invoice for payment of the remuneration stated in this paragraph, but shall include it in the rental fees.

7.2 To prevent any doubt, it is hereby clarified that, apart from the rental fees as stated above, no additional payment shall be imposed on the Lessee.

8.   Maintenance of the Parking Garage:

     The Lessor hereby undertakes to maintain the cleanliness of the Parking Garage and its routine maintenance in a reasonable condition, including lighting and emergency lighting, and labeling of parking places.

9.   Insurance:

     The Lessor undertakes to purchase at its expense and to maintain valid during the entire rental period, and any Optional Period, the following insurance policies: "building insurance," "third party" insurance. The Lessor undertakes that the insurance policies it shall purchase in accordance with the above shall include clauses regarding the nullification of the right of indemnification vis-a-vis the Lessee. The Lessor's third party insurance policy specifically states that a clause has been included specifically stating that the Lessee's Vehicles shall not be considered property in its possession and/or control.

                     Witnessed by the Parties' signature:


/s/ Meir Hakharoshet  Investments and Trade Ltd.        /s/ Aliza Peleg
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Lessor                                                    Lessee